UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2007

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

215-231-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Information.

On February 6, 2007, Radian and MGIC Investment Corporation, a Wisconsin corporation (“MGIC”), issued a joint press release, announcing their agreement to merge. Subsequent to the initial release, Radian and MGIC corrected a typographical error in the release relating to restructuring charges anticipated in connection with the proposed merger. A copy of the press release (as corrected) is attached as Exhibit 99.1 to this report and is incorporated into this Item 8.01 as if fully set forth herein. In addition, Radian is filing with this report the following items related to the transaction described in the press release:

•	Presentation slides made available on Radian’s website in connection with a joint investor conference held on February 6, 2007;

•	Correspondence from S.A. Ibrahim, Radian’s Chief Executive Officer, to Radian employees, announcing the transaction;

•	A series of questions and answers regarding the transaction made available on Radian’s website; and

•	A merger overview made available on Radian’s website.

* * *

MGIC and Radian will be filing a joint proxy statement/prospectus and other relevant documents concerning the MGIC/Radian merger transaction with the United States Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain free copies of the joint proxy statement/prospectus, as well as other filings containing information about MGIC and Radian, without charge, at the SEC’s Internet site (http://www.sec.gov). In addition, documents filed with the SEC by MGIC will be available free of charge by contacting Investor Relations at Mortgage Guaranty Investment Corporation, 250 East Kilbourn Avenue, Milwaukee, WI 53202. Documents filed with the SEC by Radian will be available free of charge by calling Investor Relations at (215) 231-1486.

Radian and MGIC and their respective directors and executive officers and certain other members of management and employees are expected to be participants in the solicitation of proxies from Radian shareholders and MGIC shareholders in respect of the proposed merger transaction. Information regarding the directors and executive officers of Radian is available in the proxy statement for its May 9, 2006 annual meeting of shareholders, which was filed with the SEC on April 18, 2006. Information regarding the directors and executive officers of MGIC is available in the proxy statement for its May 11, 2006 annual meeting of shareholders, which was filed with the SEC on March 30, 2006. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus relating to the merger transaction and the other relevant documents filed with the SEC when they become available.

All statements contained herein and in the filed exhibits that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Radian and MGIC, including future financial and operating results, the new Company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These statements are made on the basis of management’s current views and assumptions with respect to future events. Any forward-looking statement is not a guarantee of future performance and actual results could differ materially from those contained in the forward-looking information. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing demand or mortgage originations, changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates or consumer confidence, or changes in credit spreads; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force or the influence of large customers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of federal or state consumer-lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments are investigating captive reinsurance arrangements used in the mortgage insurance industry), or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; legal and other limitations on the amount of dividends we may receive from our insurance subsidiaries; international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities; risks associated with the Radian/MGIC transaction, including the ability to obtain regulatory approvals of the Radian/MGIC transaction on the proposed terms and schedule; the failure of Radian or MGIC stockholders to approve the transaction; the risk that the businesses will not be integrated successfully; customer attrition and disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; competition and its effect on pricing, spending, third-party relationships and revenues; movements in market interest rates and secondary market volatility; potential sales of assets in connection with the merger; and unfavorable changes in economic and business conditions or the regulatory environment.

For more information regarding these risks and uncertainties, as well as certain additional risks that we face, investors should refer to the risk factors detailed in Part I, Item 1A in our annual report on Form 10-K for the year ended December 31, 2005 and the changes to these risks identified in our quarterly report on Form 10-Q for the quarter ended June 30, 2006 and any similar reports filed in the future. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this report. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this report to reflect new information, future events or for any other reason.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release issued jointly by Radian Group Inc. and MGIC Investment Corporation, dated February 6, 2007.

99.2	Presentation slides in connection with the February 6, 2007 joint investor presentation of Radian Group Inc. and MGIC Investment Corporation.

99.3	Correspondence from S.A. Ibrahim, Radian’s Chief Executive Officer, to Radian employees, dated February 6, 2007.

99.4	Questions and Answers Regarding the Radian/MGIC Investment Corporation transaction, posted to Radian’s website February 6, 2007.

99.5	Merger overview, posted to Radian’s website February 6, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

Date: February 6, 2007	By:	/s/ Edward J. Hoffman
Edward J. Hoffman
Vice President and Securities Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued jointly by Radian Group Inc. and MGIC Investment Corporation, dated February 6, 2007.

99.2	Presentation slides in connection with the February 6, 2007 joint investor presentation of Radian Group Inc. and MGIC Investment Corporation.

99.3	Correspondence from S.A. Ibrahim, Radian’s Chief Executive Officer, to Radian employees, dated February 6, 2007.

99.4	Questions and Answers Regarding the Radian/MGIC Investment Corporation transaction, posted to Radian’s website February 6, 2007.

99.5	Merger overview, posted to Radian’s website February 6, 2007.